
China Wind Systems
CHINA WIND SYSTEMS, INC.
Corporate Presentation
July 2008

China Wind Systems

# Safe Harbor Statement

Safe Harbor Statement Under the Private Securities Litigation Reform Act of 1995: Any statements set forth in this presentation that are not historical facts are forward-looking statements that involve risks and uncertainties that could cause actual results to differ materially from those in the forward-looking statements, which may include, but are not limited to, such factors as unanticipated changes in product demand, increased competition, downturns in the economy, failure to comply with specific regulations pertaining to government projects, fluctuation of revenue due to the nature of project lifecycles, and other information detailed from time to time in the Company filings and future filings with the United States Securities and Exchange Commission. The forward-looking statements contained in this presentation are made only of this date, and the Company is under no obligation to revise or update these forward-looking statements.

China Wind Systems

# Wind Power Economics Sustains Our Business Model

***Wind power is as economical as Coal and more cost effective than Oil, and produces zero pollution***

| Power Source | $/kWh |
|---|---|
| *Wind* | *0.03-0.06* |
| Coal | 0.02-0.05 |
| Oil | 0.06-0.08 |
| Biofuel | 0.07-0.09 |
| Solar PV | 0.20-0.60 |
| Nuclear | 0.02-0.06 |
| Natural Gas | 0.02-0.07 |

*Source: Based on US data; Citi Investment Research, November 2007*

China Wind Systems

# China Wind Power's Rapid Growth Drives Our Business

- Confirmed China on shore wind resources more than 1,000 GW
- 3.45 GW of wind capacity installed in 2007, 156% increase over 2006
- Cumulative installed capacity of 6.05 GW by the end of 2007
- Capacity growth rate averaged at 46% per year in the last ten years
- Government target set at 30 GW installed capacity by 2020



5MW wind turbine by REpower

*Source: China Wind Power Report 2007, China Environmental Science Press*
*BTM Estimates; Morgan Stanley Research*
*Shi Pengfei, Chinese Wind Association, Mar. 14, 2007*

China Wind Systems

# Industry Bottleneck Secures Our Opportunity

- **Government mandate = 70% China made**
- **Domestic components = 41.3% (2006) and growing**
- **Gearbox supply 2,000 MW - gearbox demand 4,000 MW = a shortage of 2,000 MW**
- **China Wind System's strategic focus: forged rolled rings, shafts, gearboxes, yaw bearings**

***Sources: Morgan Stanley Research; China Wind Power Report 2007***


Unfinished shaft

**"The wind power industry is experiencing such tremendous growth that the industry is facing a serious shortage of various components. The component shortages mainly involve gearboxes and yaw bearings. The component shortage has limited the industry's overall growth rate and resulted in large backorders for wind turbine and system manufacturers. At the end of 2006, wind farms developers had to wait 12 months for turbines to be delivered and this delay may grow to 18 to 24 months. Demand in 2007 is expected to be 20 gigawatts and supply is only expected to be 17 gigawatts, resulting in a 3-gigawatt shortage according to the Global Wind Energy Council. The industry consensus is that these component shortages will last until at least 2009."**

- Richard W. Asplund, "Profiting from Clean Energy", pp 137 (Copyright 2008)

# First Mover Advantage Keeps Us Ahead of the Curve

China Wind Systems

**Competitive Advantages:**

- Scalable production capability to meet varied market needs
- Critical QAQC certification and capability to ensure quality and safety
- Internal innovation capability to lead new product development
- Track record of dealing with major SOE customers
- Cost benefit of being close to major transportation hub/port
- Strong managerial capability to accelerate company's leadership role in the industry



China's Wind Power Installed Capacity Growth
(MW)
20,000
15,000
10,000
5,000
-
6,050
7,388
10,388
13,388
17,388
2007
2008E
2009E
2010E
2011E

*Source: BTM estimates; Morgan Stanley Research*

| | Expansion Phase I | Expansion Phase II |
|---|---|---|
| Products | Rolled rings up to 6.3 meters diameter rolled rings shafts, and gear rims | Gearbox and yaw bearings |
| Equipment Installation | Jan 08 - Sept 08 | Dec 08 – Dec 10 |
| Production Start | Oct 2008 | January 2011 |
| Design Capacity | 40,000 tons of rolled rings, shafts, gear rims | 400 Gearbox<br>200 Yaw Bearings |
| Expected Gross Margins | 32%-34% | 33% - 36% |

# Upgraded Capabilities Solidify Our Earnings

- State-of-the-art manufacturing facility (108,000 sf) on expandable site
- Time-tested innovative engineers and skilled technicians
- Enhanced forging capability from < 3 M diameter rolled rings to 6.3 M diameter with cross section up to 700 mm - largest in China - for wind units up to 5MW.
- Increased capability to make shafts for 1-3 MW wind turbines
- Forging capacity of 40,000 tons per year
- Technical know- how to manufacture gearboxes and yaw bearings


Yaw bearings


Raw rolled rings

China Wind Systems

# Company Overview

- **Leading metal fabricator of components for heavy machinery industries**
- **Growth strategy into the fast growing $4.95 billion wind power industry**
- **Currently supply forged rolled rings used in yaw bearings and gearboxes**
  - Rings ≤ 3 meters in diameter, for use in wind turbine units ≤ 3 MW
- **Geared up to supply & manufacture forged rolled rings, shafts and gear rims for largest turbines in October 2008**
  - Rings ≤6.3 meters in diameter, for use in >3 MW wind turbine units
  - Shafts used in 1MW-3MW wind turbine units
  - Gear rims for used in gearbox
- **Profitable legacy business growing at 8-10% per year.**


Gear Rim

China Wind Systems

# Phase I and Phase II Expansion Milestones

Jan-11 Produce gearboxes and yaw bearings: Phase II

Dec-10 Phase II expansion completed

Jun-10 Begin production of gearbox prototypes and yaw bearings; obtain International certification : Phase II

Dec-09 Establish gearbox inspection center: Phase II

Aug-09 Construction of new manufacturing facility partially completed and partial completion of equipment installation: Phase II

Dec-08 Planning stage for Phase II expansion; produce gear box and yaw bearings; establish R&D Center

Oct-08 Actual production for rolled rings, shafts and gear rims

Sep-08 Trial Production in new facility for rolled rings, shafts: Phase I

Jul-08 Installation of new equipment: Phase I

Jun-08 Completed construction of supporting facility: Phase I

Mar-08 Sales of forged rolled rings for wind and other industries for the quarter ended 3/31/2008 surpassed $3 MM

Jan-08 Purchased equipment for new manufacturing facility: Phase I

Dec-07 Sales of forged rolled rings for wind and other industries reached $1.5 MM for the quarter ended 12/31/2007

Aug-07 Completed construction of manufacturing facility: Phase I

Apr-07 Began to sell forged rolled rings for use in yaw bearings and gearboxes

China Wind Systems

# Interior of Wind Turbine Unit



Pitch
Low-speed shaft
Rotor
Gear box
Generator
Anemometer
Controller
Wind direction
Brake
Yaw drive
Wind Vane
Yaw motor
High-speed shaft
Nacelle
Blades
Tower

*Source: U.S. Department of Energy*

| % Cost Breakdown of A Windmill | |
|---|---|
| **Component** | **Percent** |
| Blade | 19% |
| Electrical Control System | 16% |
| Gearbox | 15% |
| Tower | 9% |
| Generator | 8% |
| Hub | 7% |
| Yaw System | 5% |
| Spare Parts | 5% |
| Nacelle | 4% |
| Main Shaft | 4% |
| Central Monitoring/Control System | 3% |
| General Assembly | 3% |
| Hydraulic System | 2% |

*Source: Morgan Stanley Research*

China Wind Systems

# Economics of Rolled Rings and Shafts

| CWSI | | Actual Capacity @ | | | |
|---|---|---|---|---|---|
| Design Capacity (Annual in tons) * | 40,000 | 100% | 90% | 80% | 70% |
| Total Tonnage Output | | 40,000 | 36,000 | 32,000 | 28,000 |
| Average Price/Tonnage (2008 RMB) | | 15,000 | 15,000 | 15,000 | 15,000 |
| Revenue (RMB) | | 600,000,000 | 540,000,000 | 480,000,000 | 420,000,000 |
| Exchange Rate | | 6.8 | 6.8 | 6.8 | 6.8 |
| Revenue (in USD) | | 88,235,294 | 79,411,765 | 70,588,235 | 61,764,706 |
| Average Gross Margin % | | 33% | 33% | 33% | 33% |
| Gross Profit | | 29,117,647 | 26,205,882 | 23,294,118 | 20,382,353 |

* The design capacity is based on 2-shift operation and 320 work days per year

China Wind Systems

# Leveraging on Existing Wind Customer Base

### *Existing Wind Customers*

| Name of Company* | Revenue - 2007 | Product |
|---|---|---|
| Luoyang Shengia Zhoucheng Co Ltd | RMB 4.5 mil | Rolled rings |
| Luoyang Heavy Zhoucheng Co. Ltd | RMB 5 mil | Rolled rings |
| Luoyang Shoujian Zhoucheng Co. Ltd | RMB 2.5 mil | Rolled rings |
| Luoyang New Qiang Lian Zhou Cheng Co. Ltd | RMB 3 mil | Rolled rings |

***Subsidiaries of a large SOE*

### *Target Wind Customers*

| Name of Company | Country | Product |
|---|---|---|
| Sinovel Wind Co.,Ltd | China | Rolled rings, shafts, gear rims |
| Nanjing Highspeed & Accurate Gear Group Co.,LTD | China | Shafts |
| China Guodian Corporation | China | Shafts |
| Alloy Welding Ltd | United Kingdom | Yaw bearings |
| CDC Group | Italy | Yaw bearings |
| Suzlon | India | Rolled rings, shafts, gear rims |

China Wind Systems

# Wind Energy Peers- Operating Statistics

| Company Name | Gross | EBITDA | EBIT |
|---|---|---|---|
| American Electric Technologies, Inc. (NasdaqCM:AETI) | 8.85 | (1.62) | (3.35) |
| American Superconductor Corp (NasdaqGM:AMSC) | 28.50 | (6.52) | (15.51) |
| Americas Wind Energy Corp. (OTCBB:AWNE) | (123.54) | (205.46) | (208.01) |
| Babcock & Brown Wind Partners Group (ASX:BBW) | 83.16 | 69.81 | 47.47 |
| Broadwind Energy, Inc. (OTCBB:BWEN) | 19.31 | 5.14 | (7.73) |
| Conposite Technology Corp. (OTCBB:CPTC) | 6.43 | (48.27) | (53.56) |
| Empresa National de Electricdad, S.A. (NYSE:EOC) | 32.34 | 40.28 | 29.79 |
| Gamesa Corporation Tecnologica, S.A. (CATS:GAM) | 29.37 | 9.41 | 7.53 |
| MISCOR Group Ltd. (OTCBB:MIGL) | 16.20 | 4.05 | 2.40 |
| Nordex AG (XTRA:NDX) | 22.09 | 6.35 | 4.50 |
| Welwind Energy International Corp. (OTCBB:WWEI) | NA | NA | NA |
| Western Wind Energy Corp. (TSXV:WND) | 52.27 | (60.04) | (112.54) |
| **High** | **83.16** | **69.81** | **47.47** |
| **Mean** | **15.91** | **(16.99)** | **(28.09)** |
| **Median** | **22.09** | **4.05** | **(3.35)** |
| **Low** | **(123.54)** | **(205.46)** | **(208.01)** |
| **China Wind Systems, Inc. (OTCBB:CWSI)** | **27.87** | **23.93** | **21.76** |

*Source: Capital IQ*

China Wind Systems

# Strong Fundamentals



Revenues (in $ million)
45
40
35
30
25
20
15
10
5
0
18.2
24.4
40.0
4.1
8.4
2006
2007
2008E
1Q07
1Q08



Gross Profit (in $ million)
8
7
6
5
4
3
2
1
0
5.44
7.1
1.1
2.2
2006
2007
Q107
Q108



Net Income (in $ million)
10
9
8
7
6
5
4
3
2
1
0
4.67
3.13
5.26
3.98
9.00
7.00
0.88
0.58
1.5
1.1
2006
2007*
2008E*
Q1 2007
Q1 2008*
EBT
Net Income

Notes:

Income tax rate: 33%, 2005-2007;

2007 net income before and after-tax excluded, $6.7 MM in one-time tax benefit, Q3, 2007 and one-time non-cash charge of $0.3 mil, related to amortization of debt to interest expense

Q1 2008 net income adds back one-time non-cash charge of ($2.3) MM, related to amortization of debt to interest expense

China Wind Systems

# Revenue Breakdown



Revenue Breakdown by Segment
$45,000,000
$40,000,000
$35,000,000
$30,000,000
$25,000,000
$20,000,000
$15,000,000
$10,000,000
$5,000,000
$0
Q1 07
Q2 07
Q3 07
Q4 07
Q1 08
Q2 08
2007
2008E
Legacy Business
Phase I - Wind
Rolled Rings- wind and other industries

China Wind Systems

# Guidance Q2 2008 Preliminary Results

| | Three Months Ended June 30, 2008 (High) | Three Months Ended June 30, 2008 (Low) | Three Months Ended June 30, 2007 (Actual) | Six Months Ended June 30, 2008 (High) | Six Months Ended June 30, 2008 (Low) | Six Months Ended June 30, 2007 (Actual) |
|---|---|---|---|---|---|---|
| Revenues | $ 11,153,000 | $ 10,853,000 | $ 4,459,972 | $ 19,600,000 | $ 19,300,000 | $ 8,589,182 |
| Gross Profit | 2,726,000 | 2,626,000 | 1,324,522 | 4,900,000 | 4,800,000 | 2,391,613 |
| Net Income (Loss) | $ 1,700,000 | $ 1,525,000 | $ 706,251 | $ 450,000 | $ 275,000 | $ 1,288,016 |
| EPS: | | | | | | |
| Basic | $ 0.045 | $ 0.040 | $ 0.019 | $ 0.012 | $ 0.007 | $ 0.035 |
| Diluted | $ 0.026 | $ 0.023 | $ 0.019 | $ 0.007 | $ 0.004 | $ 0.035 |
| Weighted shares O/S | | | | | | |
| Basic | 38,036,208 | 38,036,208 | 36,577,704 | 37,760,355 | 37,760,355 | 36,577,704 |
| Diluted | 65,712,820 | 65,712,820 | 36,577,704 | 61,666,621 | 61,666,621 | 36,577,704 |

China Wind Systems

# Experienced Executive Team

**Mr. Jianhua Wu, Chairman / CEO**

Founding CEO, Huayang Companies; over 20 years of machinery experience; holds a certificate in Mechanical engineering. Founding member of China Wind Association.

**Mr. Adam Wasserman, CPA, CFO**

CEO, CFO Oncall, Inc., an accounting consulting firm, 1999; holds CFO titles for Transax International Ltd, since May 2005, Lotus Pharmaceuticals, Inc. since October 2006, Gold Horse Intl. Inc. since July 2007, and Genesis Technology Group, Inc, from 2000 to September 2007; holds a B.S. in Accounting from the State University of New York, Albany.

**Mr. Jay Wang, Sr. VP/ Finance**

Over 15 years of experience in strategic planning, accounting, tax planning, finance and administration; a specialist in turnaround and growth management; previous roles as Senior Business Advisor, Vice President, Executive Vice President and CFO for various industries including engineering and luxury consumer goods; obtained an MBA from Pace University, New York, holds an Advanced Certificate from University of Southern California, Los Angeles and B.S. from Beijing University of International Business & Economics.

**Mr. Yan Hua, VP / Operations**

Previously a Partner of Wuxi Zhong Qiang Heavy Machinery, Inc.; prior roles as General Manager at Zhong Qiang Heavy Machinery Inc. and Assistant Electrical Engineer at Huayang Companies; holds B.S. from Nanjing University of Science and Technology.

**Mr. Chen Yao Hong, Chief Engineer**

Previous experience in optical Instrument design and radar design; holds a certificate of Mechanical Engineer. BS in Mechanical Design.

**Mr. Bo Xiong Shen, Director / Business Development**

28 years experience with progress responsibilities including Technician Technology Innovation Manager, Director of External Economic Affairs, General Manager of Import and Export at Nanjing Machine Tools Corp.; in-depth experience in manufacturing large size mechanical bearings and gearbox; holds a certificate of Sr. Mechanical Engineer, B.S. Beijing University of Mechanical Technology.

China Wind Systems

# Investment Highlights

- Mature legacy businesses, textile & electrical power equipment that will continue to generate profitable sales
- Redeploy technical expertise in producing high precision wind power components
- Transforming into a lead supplier of wind power components to address the shortages in the industry
- Solid financial performance to date & confidence going forward with most growth expected in wind energy, and in the higher margin wind turbine components
- New state-of-the-art manufacturing facility in Wuxi City to ensure delivery of products
- Experienced management team and skilled workforce with track record of success to build CSWI into a world class organization



Small wind turbine



Hydraulic press

China Wind Systems

# Appendix I: Equity Snapshot

| | |
|---|---|
| Ticker (OTC BB): | CWSI |
| Price (7/18/08): | $4.05 |
| Market Cap: | $152.7 mil |
| Revenues (ttm): | $28.7 mil |
| Net Income (ttm): | $4.5* mil |
| Shares Outstanding, 03/31/08: | 37.7 mil |
| EPS (ttm): | $0.12* |
| P/E (ttm): | 33.75* |
| P/S (ttm): | 5.32 |

*37,484,504 mil diluted shares, March 31, 2008; ttm 3/31/08*

** Net income, EPS, P/E, non-GAAP: deduct $6.7 mil from Q3 2007, which is a one time amount for forgiveness of VAT and income taxes; add back ($2.6) MM, a one-time, non-cash interest expense related to the amortization of $5.525 mil in convertible debt from Q4 2007 and Q1 2008.*

China Wind Systems

# Appendix II: Corporate Structure


CWSI.OB
100%
Fulland Ltd.
100%
Green Power Environmental Technologies Co., Ltd.
"Green Power"
WFOE*
Contractual Arrangement
Wuxi Huayang Dye Machine Co., Ltd.
"Huayang Dye Machine"
Wuxi Huayang Electrical Power Equipment Co., Ltd.
"Huayang Electrical Power Equipment"

* Wholly foreign owned enterprise

China Wind Systems

# Appendix III: Capitalization Structure

| Share Type | Number of Shares |
|---|---|
| Common Shares issues and outstanding | 39,656,241 |
| Common Stock issuable upon conversion of series A preferred stock | 14,028,189 |
| Shares issuable upon exercise of warrants at $0.50 | 400,000 |
| Shares issuable upon exercise of warrants at $0.58 | 9,703,504 |
| Shares issuable upon exercise of warrants at $0.83 | 5,588,252 |
| Shares issuable upon exercise of warrants at $0.92 | 2,065,000 |
| Total, fully diluted shares: | 71,441,186 |

June 30, 2008

China Wind Systems

# Appendix IV: Summary Balance Sheet

| ($ in thousands) | 03/31/08 | 12/31/07 |
|---|---|---|
| | (unaudited) | (audited) |
| Cash and Cash Equivalents | $2,580 | $ 5,025 |
| Current Assets | 10,353 | 10,430 |
| Total Assets | 29,715 | 28,496 |
| Current debt | $997 | $4,082 |
| Total Liabilities | 2,949 | 7,245 |
| Total Stockholders' Equity | 26,766 | 21,251 |

China Wind Systems

# Appendix V: Summary Income Statement

($ in thousands)

| | Q1 08 | Q1 07 | FYE, Dec 31 (audited) 2007 | 2006 |
|---|---|---|---|---|
| Revenues | $8,447 | $4,129 | $24,418 | $18,198 |
| Gross Profit | 2,174 | 1,067 | 7,052 | 5,441 |
| Gross Margin | 25.7% | 25.8% | 28.9% | 29.9% |
| Operating Income | 1,480 | 888 | 5,662 | 4,679 |
| Operating Margin | 17.5% | 21.5% | 23.2% | 25.7% |
| Net income | 1,031# | 582 | 3,984@ | 3,131 |
| EPS | 0.03*# | 0.02 | $0.10* | $0.09 |

*Source: Company's SEC filings*

*# Net income, EPS, includes $(5.2) million, a one-time non-cash charge of $2.3 related to amortization of debt to interest expense, $0.02 mil related to amortization of debt issuance cost, and $2.9 mil related to one-time non-cash charge to deemed preferred dividend, Q1 2008*

*@ Net income excludes one-time income net of $6.7 million related to forgiveness of VAT and income taxes, Q3, 2007 and a one-time non-cash charge of $0.4 related to amortization of debt to interest expense in Q4 2007*

** Based on 37.5 mil weighted diluted shares, March 31, 2008*

China Wind Systems

# Contact

**Company Contact:**
China Wind Systems, Inc
Jay Wang, Sr. Vice President
No. 9 Yanyu Middle Road
Quinzhou Village, Huishan District,
Wuxi City, Jiangsu Province, PRC
Tel:1 (917) 838-5277
E-mail: jay.wang@chinawindsystems.com

**Investor Relations:**
CCG Investor Relations, Inc
Crocker Coulson, President
1325 Avenue of Americas
Suite 2800
New York, NY 10019
Tel: 1 (646) 213-1915
E-mail: crocker.coulson@ccgir.com

**Legal Contact:**
Asher S. Levitsky P.C.
Sichenzia Ross Friedman Ference LLP
61 Broadway
New York, New York 10006
Telephone: 1 (212) 981-6767
E-mail: ALevitsky@srff.com

**External Auditors:**
Sherb & Company, LLP
1900 NW Corporate Boulevard
Suite E210
Boca Raton, FL 33431
Tel: 1 (561) 886-4200